Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED

SIDE AGREEMENT

to the Collaboration and License Agreement

between Sanofi, Sanofi-Pasteur and Pieris

This side agreement (“Side Agreement”) is made and entered into on the date of last signature of this Side Agreement as indicated below, and will be effective as of November 28, 2014 (“Effective Date”) by and between Sanofi and Sanofi-Pasteur Inc. (collectively, “Sanofi”) and Pieris AG (“Pieris”).

WHEREAS Sanofi and Pieris have entered into a Collaboration and License Agreement effective as of September 24, 2010, and as amended by the parties by letter agreement dated February 20, 2013, (collectively, the “Agreement”).

WHEREAS, the Parties have conducted Phase A for a Program relating to the Targets [***] and [***] (“[***] Program”) and Pieris has provided Sanofi with several Program Compounds. For these Program Compounds Phase B has been initiated.

WHEREAS, during the development of said Program Compounds, Foreground IP was generated in Phase A, which is according to the Agreement Pieris Foreground IP. However, the Parties have agreed to deviate from the Agreement regarding this Pieris Foreground IP and exceptionally wish to treat this Pieris Foreground IP as Sanofi Foreground IP under the Agreement.

WHEREAS, the parties do not, however, intend to alter the original intent of the Parties with respect to other rights and obligations under the Agreement, in particular, the rights and obligations under Article 4 and Sections 5.3 to 5.9 and 12.5.7 of the Agreement.

NOW THEREFORE, Sanofi and Pieris agree to the following:

Article 1: Definitions

In this Side Agreement all terms used and which are defined in the Agreement shall have the meaning according to their definitions in the Agreement unless they are differentially defined in this Side Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Article 2: Foreground IP

Foreground IP relating to Program Compounds specifically binding to the Targets [***] and/or [***] was conceived in Phase A of the [***] Program. (“[***] Foreground IP”). Pieris hereby assigns and transfers all its right, title and interest in and to [***] Foreground IP to Sanofi. In this regard, [***] Foreground IP, in particular an application of a Patent Right to be filed for [***] Foreground IP entitled “[***],” will be treated from the Effective Date as Sanofi Foreground IP. Accordingly, all provisions of the Agreement that are applicable to Sanofi Foreground IP shall equally apply to [***] Foreground IP and all provisions of the Agreement that are specifically applicable to Pieris Foreground IP shall not apply to [***] Foreground IP; in particular, Sections 6.2, and 6.4.2 of the Agreement are applicable to [***] Foreground IP and Sections 6.1, 6.3, 6.4.1, 6.4.3 (a) (i) to (iii) are not applicable to [***] Foreground IP; provided, however, that any and all issued and unexpired claims of any and all Sanofi patents that cover [***] Foreground IP will be treated as Pieris Valid Patent Claims for the purposes of determining the amount and duration of Sanofi’s royalty payments under Sections 5.7 and 5.8 of the Agreement. Sanofi is entitled to file Patent Rights for [***] Foreground IP as set out in Section 6.4.3 (a) (iv). Notwithstanding the foregoing, Sanofi shall promptly assign ownership of [***] Foreground IP including all pending applications and granted patents thereof worldwide, to Pieris at no costs, in case [***] Program is terminated (i) by Pieris in accordance with Section 12.3.2 or 12.3.3 of the Agreement, or (ii) by Sanofi in accordance with Section 12.3 of the Agreement.

Article 3: No other Change

As of the Effective Date, this Side Agreement shall form an integral part of the Agreement. Except as amended hereby by this Side Agreement, all terms and conditions of the Agreement shall remain in full force and effect, in particular, with respect to other Foreground IPs.

[Signatures continued on the following page]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Side Agreement in triplicate as of the Effective Date.

PIERIS AG

By:	/s/ Stephen Yoder
Name:	Stephen Yoder
Title:	Chief Executive Officer
Date:	19 Jan. 2015

SANOFI-AVENTIS

By:	/s/ Constantine Chinoporos
Name:	Constantine Chinoporos
Title:	Vice President, Global Business Development Licensing
Date:	Dec 3rd, 2014

SANOFI-PASTEUR Inc.

By:	/s/ John Shiver
Name:	John Shiver
Title:	Senior Vice President, Research & Development
Date:	12/1/2015

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.